Exhibit 5.9

[LETTERHEAD OF VERRILL DANA, LLP]

May 20, 2016

Acadia Healthcare Company, Inc.

Center for Behavioral Health-ME, Inc.

Discovery House-BR, Inc.

Discovery House of Central Maine, Inc.

Discovery House WC Inc.

6100 Tower Circle, Suite 1000

Franklin, TN 37067

Re:	Registration Statement on Form S-4

Ladies and Gentlemen:

We are issuing this opinion letter in our capacity as special Maine counsel to each of the Maine corporations identified on Schedule A attached hereto (the “Opinion Parties”) in connection with certain guarantees by them of $390,000,000 in aggregate principal amount of 6.500% Senior Notes due 2024 (“Exchange Notes”) to be issued by Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), in connection with an exchange offer to be made pursuant to a Registration Statement on Form S-4 (such Registration Statement, as supplemented or amended, is hereinafter referred to as the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “Commission”) on or about May 20, 2016, under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Notes are to be issued pursuant to an Indenture dated as of February 16, 2016, by and among Company, the Guarantors (as defined therein, including the Opinion Parties) and U.S. Bank National Association, as trustee, as supplemented (the “Indenture”). Pursuant to the terms of the Indenture, the obligations of the Company under the Exchange Notes will be guaranteed by the Opinion Parties (collectively, the “Guarantees”).

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following and we have made no other factual inquiry, factual investigation or documentary review for the purposes of this opinion letter:

(i) the Indenture;

(ii) the Registration Statement;

(iii) the Registration Rights Agreement dated as of February 16, 2016, among the Company, the Opinion Parties, the other Guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC; and

(iv) the following documents (hereinafter referred to as the “Organizational Documents”):

Acadia Healthcare Company, Inc. et al.

May 20, 2016

A. Articles of incorporation of each of the Opinion Parties, certified by the Secretary of State of the State of Maine (the “State Secretary”), as of January 14, 2016;

B. Bylaws of each of the Opinion Parties, certified as true, correct and complete by the Secretary of each of the Opinion Parties as of February 16, 2016;

C. Certificates of legal existence and good standing for each of the Opinion Parties, issued by the State Secretary on April 27, 2016 (“Good Standing Certificates”);

D. Secretary’s Certificate for the Company, each of the Opinion Parties and the parent company of each Opinion Party, dated as of February 16, 2016, including copies of resolutions of the board of directors of each of the Opinion Parties, dated February 4, 2016; and

E. Secretary’s Certificate for each of the Opinion Parties, dated as of May 20, 2016.

We do not represent the Company in any capacity and, other than for purposes of this opinion, do not generally represent the Opinion Parties, nor have we served as the Opinion Parties’ primary counsel in connection with the Exchange Notes, the Indenture or the Guarantees. For purposes of this opinion, we have assumed the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies and the authenticity of the originals of all documents submitted to us as copies. We have also assumed the legal capacity of all natural persons, the genuineness of the signatures of persons signing all documents in connection with which this opinion is rendered, the authority of such persons signing on behalf of the parties thereto other than the Opinion Parties and the due authorization, execution and delivery of all documents by the parties thereto other than the Opinion Parties. For purposes of this opinion letter we have assumed that each Opinion Party is solvent and has received adequate consideration for the obligations undertaken by it under the Indenture, including the Guarantee of such party, and that the Indenture is legal, valid and enforceable against each party thereto, other than the Opinion Parties, in accordance with its terms. In addition, we have also assumed that the Indenture, including the guarantee provisions thereof, accurately reflects the complete understanding of the parties with respect to the transactions described therein and the rights and obligations of the parties thereunder. We have not independently established or verified any facts relevant to the opinions expressed herein, but have relied upon statements and representations of officers and other representatives of the Company and the Opinion Parties.

We have also assumed that:

(i) the Registration Statement will be effective at the time the Exchange Notes are offered as contemplated by the Registration Statement;

(ii) any applicable prospectus supplement will have been prepared and filed with the Commission describing the Exchange Notes offered thereby to the extent necessary;

(iii) the Outstanding Notes (as defined in the Registration Statement) have been exchanged in the manner described in the prospectus forming a part of the Registration Statement;

Acadia Healthcare Company, Inc. et al.

May 20, 2016

(iv) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended; and

(v) the Company and Opinion Parties will have obtained any legally required consents, approvals, authorizations and other orders of the Commission and any other federal regulatory agencies necessary for the Exchange Notes to be exchanged, offered and sold in the manner stated in the Registration Statement and any applicable prospectus supplement.

Furthermore, we assume that there are no documents (other than as listed in items (i) through (v) above),and no decrees, orders or similar matters by which any of the Opinion Parties are bound and what are relevant and material to this opinion.

Based solely on the foregoing, and in reliance thereon, and subject to the assumptions, limitations and exceptions set forth herein, we are of the opinion that:

2.	In reliance solely on the Good Standing Certificates, each of the Opinion Parties is validly existing and in good standing under the laws of the State of Maine.

3.	Each Opinion Party has all requisite corporate power and authority, as applicable, to enter into and perform its obligations under the Indenture to which it is a party, including the Guarantee.

4.	The execution and delivery by each of the Opinion Parties of the Indenture, the performance by each Opinion Party of its Guarantee and its other obligations under the Indenture, and the consummation of the transactions contemplated thereby, have been duly authorized by all requisite corporate action necessary on the part of the Opinion Parties under their respective Organizational Documents.

5.	Each of the Opinion Parties duly executed and delivered the Indenture.

6.	The execution and delivery by each of the Opinion Parties of the Indenture, and the performance by each Opinion Party of its Guarantee and its other obligations under the Indenture, do not and will not violate (i) any Organizational Documents of that Opinion Party or (ii) any statute of the State of Maine, or any rule or regulation thereunder.

7.	No consent, authorization, approval or filing with any Maine state or local governmental agencies, authorities or instrumentalities was required in connection with the execution and delivery of the Indenture by the Opinion Parties or is required for the issuance by the Opinion Parties of the Guarantees.

Our opinions expressed above are subject to the qualifications that we express no opinion as to the applicability of, compliance with or effect of (i) any law except the laws of the State of Maine and the case law decided thereunder, (ii) any Maine statutes, rules or regulations relating to antitrust, tax, environmental, unfair trade practices, usury, labor and employment, or securities or “Blue Sky” matters,

Acadia Healthcare Company, Inc. et al.

May 20, 2016

(iii) any Maine statutes, rules or regulations regarding the licensure or operation of health care facilities (including with respect to the incurrence of indebtedness) or (iv) any law or ordinance of any local governmental unit within Maine. We understand that you will be relying on opinions of other legal counsel with respect to certain matters that are not addressed herein.

This opinion is limited to the specific issues addressed herein and no opinion may be inferred or implied beyond that expressly stated herein. We assume no obligations to revise or supplement this opinion after the date hereof, including if the present laws of the State of Maine are changed by legislative action, judicial decision or otherwise.

We hereby consent to the filing of this opinion with the Commission as Exhibit 5.9 to the Registration Statement. We also consent to the reference to our firm under the heading “Legal Matters” in the Registration Statement. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Verrill Dana, LLP

VERRILL DANA, LLP

Acadia Healthcare Company, Inc. et al.

May 20, 2016

Schedule A

Center for Behavioral Health-ME, Inc.

Discovery House-BR, Inc.

Discovery House of Central Maine, Inc.

Discovery House WC Inc.

[LETTERHEAD OF VERRILL DANA, LLP]

May 20, 2016

Acadia Healthcare Company, Inc.

R.I.S.A.T., LLC

Vita Nova, LLC.

6100 Tower Circle, Suite 1000

Franklin, TN 37067

Re:	Registration Statement on Form S-4

Ladies and Gentlemen:

We are issuing this opinion letter in our capacity as special Rhode Island counsel to each of the Rhode Island limited liability companies identified on Schedule A attached hereto (the “Opinion Parties”) in connection with certain guarantees by them of $390,000,000 in aggregate principal amount of 6.500% Senior Notes due 2024 (“Exchange Notes”) to be issued by Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), in connection with an exchange offer to be made pursuant to a Registration Statement on Form S-4 (such Registration Statement, as supplemented or amended, is hereinafter referred to as the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “Commission”) on or about May 20, 2016, under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Notes are to be issued pursuant to an Indenture dated as of February 16, 2016, by and among Company, the Guarantors (as defined therein, including the Opinion Parties) and U.S. Bank National Association, as trustee, as supplemented (the “Indenture”). Pursuant to the terms of the Indenture, the obligations of the Company under the Exchange Notes will be guaranteed by the Opinion Parties (collectively, the “Guarantees”).

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following and we have made no other factual inquiry, factual investigation or documentary review for the purposes of this opinion letter:

(i) the Indenture;

(ii) the Registration Statement;

(iii) the Registration Rights Agreement dated as of February 16, 2016, among the Company, the Opinion Parties, the other Guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC; and

Acadia Healthcare Company, Inc. et al.

May 20, 2016

(iv) the following documents (hereinafter referred to as the “Organizational Documents”):

A. Articles of Incorporation of R.I.S.A.T., Inc. and the Certificate of Conversion of R.I.S.A.T., Inc. into R.I.S.A.T., LLC, and accompanying Articles of Organization of R.I.S.A.T., LLC, certified by the Secretary of State of the State of Rhode Island (the “State Secretary”) as of January 15, 2016;

B. Operating Agreement of R.I.S.A.T., LLC, certified as true, correct and complete by the Secretary of R.I.S.A.T., LLC as of February 16, 2016;

C. Articles of Organization of Vita Nova, LLC., certified by the State Secretary as of January 15, 2016;

D. Amended and Restated Operating Agreement of Vita Nova, LLC., certified as true, correct and complete by the Secretary of Vita Nova, LLC. as of February 16, 2016;

E. Certificates of legal existence and good standing for R.I.S.A.T., LLC and Vita Nova, LLC., issued by the State Secretary on May 13, 2016 and April 29, 2016, respectively (“Good Standing Certificates”);

F. Secretary’s Certificate for the Company, each of the Opinion Parties and the parent company of each Opinion Party, dated as of February 16, 2016, including copies of member and manager resolutions for the Opinion Parties, dated February 4, 2016; and

G. Secretary’s Certificate for each of the Opinion Parties, dated as of May 20, 2016.

We do not represent the Company in any capacity and, other than for purposes of this opinion, do not generally represent the Opinion Parties, nor have we served as the Opinion Parties’ primary counsel in connection with the Exchange Notes, the Indenture or the Guarantees. For purposes of this opinion, we have assumed the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies and the authenticity of the originals of all documents submitted to us as copies. We have also assumed the legal capacity of all natural persons, the genuineness of the signatures of persons signing all documents in connection with which this opinion is rendered, the authority of such persons signing on behalf of the parties thereto other than the Opinion Parties and the due authorization, execution and delivery of all documents by the parties thereto other than the Opinion Parties. For purposes of this opinion letter we have assumed that each Opinion Party is solvent and has received adequate consideration for the obligations undertaken by it under the Indenture, including the Guarantee of such party, and that the Indenture is legal, valid and enforceable against each party thereto, other than the Opinion Parties, in accordance with its terms. In addition, we have also assumed that the Indenture, including the guarantee provisions thereof, accurately reflects the complete understanding of the parties with respect to the transactions described therein and the rights and obligations of the parties thereunder. We have not independently established or verified any facts relevant to the opinions expressed herein, but have relied upon statements and representations of officers and other representatives of the Company and the Opinion Parties.

Acadia Healthcare Company, Inc. et al.

May 20, 2016

We have also assumed that:

(i) the Registration Statement will be effective at the time the Exchange Notes are offered as contemplated by the Registration Statement;

(ii) any applicable prospectus supplement will have been prepared and filed with the Commission describing the Exchange Notes offered thereby to the extent necessary;

(iii) the Outstanding Notes (as defined in the Registration Statement) have been exchanged in the manner described in the prospectus forming a part of the Registration Statement;

(iv) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended; and

(v) the Company and Opinion Parties will have obtained any legally required consents, approvals, authorizations and other orders of the Commission and any other federal regulatory agencies necessary for the Exchange Notes to be exchanged, offered and sold in the manner stated in the Registration Statement and any applicable prospectus supplement.

Furthermore, we assume that there are no documents (other than as listed in items (i) through (v) above),and no decrees, orders or similar matters by which any of the Opinion Parties are bound and what are relevant and material to this opinion.

Based solely on the foregoing, and in reliance thereon, and subject to the assumptions, limitations and exceptions set forth herein, we are of the opinion that:

8.	In reliance solely on the Good Standing Certificates, each of the Opinion Parties is validly existing and in good standing under the laws of the State of Rhode Island.

9.	Each Opinion Party has all requisite company power and authority, as applicable, to enter into and perform its obligations under the Indenture to which it is a party, including the Guarantee.

10.	The execution and delivery by each of the Opinion Parties of the Indenture, the performance by each Opinion Party of its Guarantee and its other obligations under the Indenture, and the consummation of the transactions contemplated thereby, have been duly authorized by all requisite company action necessary on the part of the Opinion Parties under their respective Organizational Documents.

11.	Each of the Opinion Parties duly executed and delivered the Indenture.

12.	The execution and delivery by each of the Opinion Parties of the Indenture, and the performance by each Opinion Party of its Guarantee and its other obligations under the Indenture, do not and will not violate (i) any Organizational Documents of that Opinion Party or (ii) any statute of the State of Rhode Island, or any rule or regulation thereunder.

Acadia Healthcare Company, Inc. et al.

May 20, 2016

13.	No consent, authorization, approval or filing with any Rhode Island state or local governmental agencies, authorities or instrumentalities was required in connection with the execution and delivery of the Indenture by the Opinion Parties or is required for the issuance by the Opinion Parties of the Guarantees.

Our opinions expressed above are subject to the qualifications that we express no opinion as to the applicability of, compliance with, or effect of (i) any law except the laws of the State of Rhode Island and the case law decided thereunder, (ii) any Rhode Island statutes, rules or regulations relating to antitrust, tax, environmental, unfair trade practices, usury, labor and employment, or securities or “Blue Sky” matters, (iii) any Rhode Island statutes, rules or regulations regarding the licensure or operation of health care facilities (including with respect to the incurrence of indebtedness) or (iv) any law or ordinance of any local governmental unit within Rhode Island. We understand that you will be relying on opinions of other legal counsel with respect to certain matters that are not addressed herein.

This opinion is limited to the specific issues addressed herein and no opinion may be inferred or implied beyond that expressly stated herein. We assume no obligations to revise or supplement this opinion after the date hereof, including if the present laws of the State of Rhode Island are changed by legislative action, judicial decision or otherwise.

We hereby consent to the filing of this opinion with the Commission as Exhibit 5.9 to the Registration Statement. We also consent to the reference to our firm under the heading “Legal Matters” in the Registration Statement. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Verrill Dana, LLP

VERRILL DANA, LLP

Acadia Healthcare Company, Inc. et al.

May 20, 2016

Schedule A

R.I.S.A.T., LLC

Vita Nova, LLC.